STOCK PURCHASE AGREEMENT


                  THIS STOCK PURCHASE AGREEMENT is made and entered into as of March ___, 2003, by and between the individuals listed in Schedule A attached hereto ("Sellers"), and Thaon Communications, Inc., A Nevada corporation (the "Purchaser").

                              W I T N E S S E T H:


                  WHEREAS, the Sellers own an aggregate of 4,481,250 shares of the common stock of Practice Xpert Services Corp., a California corporation (the "Company") which constitutes ninety two and one quarter percent (92.25%) of the issued and outstanding shares of the Company's common stock; and

                  WHEREAS, the Sellers wish to sell to the Purchaser all of such common shares ("Common Shares") of the Company pursuant to the terms and conditions set forth herein;

                  AND WHEREAS, the Purchaser is entering into this transaction with the understanding that upon completion of the Transaction the management of the Company will become the new management of the Purchaser, and the business of the Company will become the new business of the Purchaser;

                  NOW, THEREFORE, in consideration of the premises and the mutual agreements and covenants hereinafter set forth, the Purchaser and the Sellers hereby agree as follows:

                                   ARTICLE I.

                           PURCHASE AND SALE OF STOCK

Section 1.01 Purchase and Sale of Stock. Subject to the terms and conditions
             --------------------------
hereof, on the Closing Date (as defined below) the Sellers agree to sell to the Purchaser, and the Purchaser agrees to purchase from the Sellers, the Common Shares of the Company, as follows:

         (a) In exchange for each of the Sellers Common Shares, each of the Sellers shall receive 34.2357 shares of Purchaser's Common Stock, par value $0.001 per share (the "Common Stock"), and .4117 shares of Purchaser's Preferred Stock Series C ("Preferred Stock"), for a total of 153,411,925 common shares and a total of 1,845,000 Series C Preferred shares (as set forth in Schedule B attached hereto). Collectively, the Common Stock and the Preferred Stock shall be known as the "Stock".

Section 1.02 Closing Date. The consummation of the purchase and sale of the
             ------------
Shares hereunder (the "Closing") shall be held at the offices of Practice Xpert Services Corp., located at 4130 Cahuenga Blvd. #215, Toluca Lake, California at 10:00 AM (Local Time) on April 1, 2003, or at such other time and place as the

Sellers and the Purchaser may mutually agree (the "Closing Date").

                                   ARTICLE II.


                  REPRESENTATIONS AND WARRANTIES OF THE SELLERS


Section 2.01 Representations of the Sellers. Each of the Sellers represents and
             ------------------------------
warrants to the Purchaser that the following is true and correct as of the date hereof and shall be true and correct as of the Closing Date: :

         (a) Existence. The Company is a corporation duly organized and validly
             ---------
existing under the laws of California.

         (b) Authorization; No Violation. The execution, delivery and
             ---------------------------
performance by each Seller of this Agreement are within such Sellers powers, have been duly authorized by all necessary action, and do not contravene in any material respect any Requirement of Law or Contractual Obligation of Sellers. As used herein, "Requirement of Law" shall mean, as to any Person, the certificate of incorporation and bylaws or other organizational or governing documents of such Person, if applicable, and any law, treaty, rule or regulation, or determination of an arbitrator or any court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject. As used herein, "Contractual Obligation" shall mean, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or undertaking to which such Person is a party or by which it or any of its property is bound. As used herein, "Person" shall mean an individual or any corporation, association, partnership, joint venture, estate, trust or other legal entity, including any Governmental Authority. As used herein, "Governmental Authority" shall mean any nation or government, any state or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

         (c) Government and Other Consents. No authorization or approval or
             -----------------------------
other action by, and no notice to or filing with, any Governmental Authority is required to be obtained or made, and no consent of any third party is required to be obtained by, each Seller for the due execution, delivery and performance by each Seller of this Agreement.

         (d) Enforceable Obligations. This Agreement has been duly executed and
             ------------------------
delivered on behalf of each Seller and constitutes the legal, valid and binding obligation of each of the Sellers enforceable against each Seller in accordance with its terms and conditions, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity.

         (e) No Litigation. No claim, action, suit, investigation or proceeding
             --------------
of or before any arbitrator or Governmental Authority is pending or, to the knowledge of each Seller, threatened by or against each Seller with respect to the Company, this Agreement or any of the transactions contemplated hereby. To the best of Sellers' knowledge, no judgment, order, writ, injunction, decree or award issued by any Governmental Authority is applicable to any Seller which affects any of the Shares of the Company, this Agreement or any of the transactions contemplated hereby.

         (f) Ownership of the Shares. Each Seller is the owner of record and
             ------------------------
beneficially of the number of issued and  outstanding  shares listed in Schedule
A. All of the Shares are free and clear of any liens, claims and encumbrances (collectively, "Encumbrances"). Each Seller has the right to transfer title to the Shares to the Purchaser. There are no commitments, agreements or rights relating to the purchase, sale or other disposition of the Shares or any interest therein (including, without limitation, any subscription agreement, preemptive right or right of first refusal). None of the Shares are subject to any voting trust, voting agreement, or other similar agreement or understanding with respect to the voting or control thereof, nor is any proxy in existence with respect to any of the Shares. Upon the sale of the Shares to the Purchaser pursuant to this Agreement, the Purchaser will own the Shares free and clear of all Encumbrances.

         (g) Disclosure. No representation or warranty made by Sellers in this
             ----------
Agreement and in any schedule or exhibit hereto, to the best knowledge of Sellers, contains any untrue statement of material fact or omits any material fact in order to make the statements made and information contained therein as of the date hereof not misleading.

         (h) Brokers, Finders. The Seller has no liability or obligation to pay
             ----------------
any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which Purchaser could become liable or obligated.

        (i) Investment Intent. The Stock being acquired by the Sellers are for
            -----------------
their own accounts and not with a view to distribution within the meaning of the Securities Act of 1933, as amended (the "Securities Act"). The Sellers acknowledge that no registration statement relating to the Stock has been filed under the Securities Act or any applicable state securities laws, and that the Stock must be held by it for an indefinite period of time unless the Stock is subsequently registered under the Securities Act and state securities laws or unless an exemption from any such applicable registration requirement is available, and the Sellers acknowledge that there is no assurance or obligation as to any such registration or exemption.


     Section 2.02 Representations of the Sellers as to the Company. Each Seller
                  ------------------------------------------------
represents and warrants to the Purchaser that the following is true and correct with respect to the Company as of the date hereof and shall be true and correct as of the Closing Date.

         (a)  Organization,  Standing  and  Qualification  of the  Company.  The
              ------------------------------------------------------------
Company is a corporation duly organized, validly existing and in good standing under the laws of California and the Company has all necessary corporate power and authority to engage in the business in which it is presently engaged.

Sellers have delivered to the Purchaser true, correct and complete copies of the certificate of incorporation and bylaws of the Company, and all amendments thereto.

         (b) Capital Structure of the Company.  The authorized  capital stock of
             --------------------------------
the Company consists of 50,000,000 shares of common stock without par value and 5,000,000 shares preferred stock without par value, of which 4,857,500 shares of the Company's common stock are issued and outstanding and 950,000 shares of the Company's preferred stock are issued and outstanding. No other class or series of capital stock of the Company is or has been authorized, nor has the Company authorized or issued, nor does it have outstanding, any other securities (including, without limitation, options, warrants, conversion privileges or other rights, contingent or otherwise, to purchase any capital stock or other securities of the Company). All of the Shares and Preferred Shares are duly authorized, validly issued, fully paid and non-assessable. All of the Shares and Preferred Shares were issued in compliance with all applicable Requirements of Law (including securities laws) and in compliance with the certificate of incorporation and bylaws of the Company. There are no outstanding subscriptions for any securities to be issued by the Company.

         (c) No  Violation  of  Statute  or  Breach  of  Contract.  To the  best
             ----------------------------------------------------
knowledge of the Sellers, the Company is not in default under, or in violation of, (a) any material applicable Requirement of Law, or (b) any material Contractual Obligation. The Company has not received notice that any Person claims that the Company has committed such a default or violation.

         (d) Government and Other Consents. No consent, authorization,  license,
             -----------------------------
permit, registration or approval of, or exemption or other action by, any Governmental Authority is required to be obtained or made, and no consent of any third party is required to be obtained by the Company in connection with the execution and delivery of this Agreement or with the consummation of the transactions contemplated hereby.

         (e) Effect of Agreement.  The execution and delivery of this  Agreement
             -------------------
by the Sellers, performance of the obligations of the Sellers hereunder and consummation of the transactions contemplated hereby will not (i) result in a breach or violation of any Requirement of Law applicable to the Company; (ii) result in the breach of, or be in conflict with, any term, covenant, condition or provision of, any Contractual Obligation of the Company; or (iii) result in the creation or imposition of any Encumbrance upon any assets of the Company.

         (f) Financial Statements.  The unaudited consolidated balance sheet and
             --------------------
income statement of the Company as of December 31, 2003, (the "Financial Statements") (as set forth in Schedule C attached hereto) shall be complete and accurate and fairly present the assets and liabilities of the Company as of the dates and for the periods therein specified in accordance with generally accepted accounting principles, unless otherwise stated or disclosed by the Company.

         (g) Assets and Business. The Company owns the tangible assets listed in
             -------------------
its Financial Statements (plus tangible assets acquired after the date hereof and minus tangible assets disposed of in the ordinary course of business after the date hereof) free and clear of all Encumbrances except for those created in the ordinary course of business.

         (h)  Absence of  Undisclosed  Liabilities.  Except as  included  in the
              ------------------------------------
Financial Statements and except for liabilities which arise after the date of the Financial Statements in the ordinary course of business, to the best of Sellers' knowledge, the Company does not have any material debt, liability, or obligation as of the Closing Date of any nature, accrued, absolute or contingent, due or to become due, liquidated or unliquidated (each, "Undisclosed Liability"). For purposes of this subsection 2.01(h), a liability shall be deemed to be material if it exceeds 5% of the Company's assets as shown on the Financial Statements.

         (i) Tax Returns and Payments. All income tax returns,  federal,  state,
             ------------------------
local, foreign and other, including, without limitation, all federal income tax returns and reports for each fiscal year of the Company through the fiscal year ended December 31, 2002 required to be filed by and/or on behalf of the Company in respect of any income taxes (including without limitation all foreign, federal, state, county and local income taxes) have been filed, and the Company has paid all income taxes shown thereon as owing except where the failure to file or to pay income taxes would not have a material adverse affect on the financial condition of the Company. There are no deficiency assessments against the Company with respect to any foreign, federal, state, local or other taxes. There are no outstanding agreements or waivers extending the period of limitation applicable for assessment or collection for any federal, state, local or foreign tax, or for the filing of any tax return, in respect of the Company for any period. The Sellers have heretofore made available to the Purchaser copies of all federal, state, local and foreign tax returns or reports of the Company filed prior to the Closing Date. To Sellers' best knowledge, all tax returns filed by or on behalf of the Company are materially true, correct and complete. To the best knowledge of the Sellers, all taxes that the Company is or was required to withhold or collect (including, without limitation, payroll taxes) have been duly withheld or collected and paid to the proper Governmental Authority.

         (j) Litigation. No claim, action, suit, or other proceeding against the
             ----------
Company is pending or, to the knowledge of Sellers, is threatened before or by any court, administrative or regulatory body, or other Governmental Authority. The Sellers know of no investigation of the Company by any administrative agency of any federal, state or local government. No judgment, order, writ, injunction, decree or award issued by any Governmental Authority is applicable to the Company.

         (k) Accounts,  Powers of Attorney. There are no persons holding a power
             -----------------------------
of attorney on behalf of the Company or otherwise holding the right to act as an agent on behalf of the Company.

          (l) Minute  Books.  All stock  books,  stock  ledgers and minute books
              -------------
(collectively the "Minute Books")of the Company have been made available to Purchaser for review and such Minute books are complete and accurate.

         (m) Permits, Licenses, Etc. No franchise, license, permit, certificate,
             ----------------------
authorization, right or other approval issued or granted by any Governmental Authority to or for the benefit of the Company is in existence or effect, except for the Company's incorporation in California and the Company's authorization to transact business in California.

         (n) Officers;  Directors.  Schedule D contains a complete  and correct
             ---------------------
list of all of the officers and directors of the Company.



                                  ARTICLE III.

                 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER


        Section   3.01 The   Purchaser  hereby   represents  and warrants to the
Sellers as follows:


     (a) Existence. The Purchaser is a corporation duly organized and validly
         ---------
existing under the laws of the State of Nevada.

     (b) Authorization; No Violation. The execution, delivery and performance by
         ---------------------------
the Purchaser of this Agreement are within the Purchaser's corporate powers and have been duly authorized by all necessary action, and do not contravene in any material respect any Requirement of Law or Contractual Obligation of the Purchaser.

     (c) Government Authorization. No authorization or approval or other action
         ------------------------
by, and no notice to or filing with, any Governmental Authority is required to be obtained or made by the Purchaser for the due execution, delivery and performance by the Purchaser of this Agreement.

     (d) Enforceable Obligations. This Agreement has been duly executed and
         ------------------------
delivered on behalf of the Purchaser and constitute the legal, valid and binding obligations of the Purchaser enforceable against the Purchaser in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity.

     (e)  No  Litigation.   No  claim,  action,  suit,  investigation  or  other
          --------------
proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Purchaser, threatened by or against the Purchaser with respect to this Agreement.

     (f) Investment  Intent.  The Shares are being acquired by the Purchaser for
         ------------------
its own account and not with a view to distribution within the meaning of the Securities Act of 1933, as amended (the "Securities Act"). The Purchaser acknowledges that there is no existing public market for the Shares and that no registration statement relating to the Shares has been filed under the Securities Act or any applicable state securities laws, and that the Shares must be held by it for an indefinite period of time unless the Shares are subsequently registered under the Securities Act and state securities laws or unless an exemption from any such applicable registration requirement is available, and the Purchaser acknowledges that there is no assurance or obligation as to any such registration or exemption.


     (g)  Capital  Structure.  Schedule  E  contains  a list of the  Purchaser's
          ------------------
authorized stock, all outstanding stock and all stock which the Purchaser may be obligated to issue in the future under agreements or arrangement currently in effect, including but not limited to common stock, preferred stock, warrants, options, stock underlying conversion privileges on debt instruments and stock obligated to be issued in relation to any transactions other than this transaction. No other class or series of capital stock of the Purchaser is or has been authorized, nor has the Purchaser authorized or issued, nor does it have outstanding, any other securities (including, without limitation, options, warrants, conversion privileges or other rights, contingent or otherwise, to issue any capital stock or other securities of the Purchaser). All of the Shares and Preferred Shares are duly authorized, validly issued, fully paid and non-assessable. All of the Shares and Preferred Shares were issued in compliance with all applicable Requirements of Law (including securities laws) and in compliance with the certificate of incorporation and bylaws of the Purchaser. There are no outstanding subscriptions for any securities to be issued by the Company.

     (h) Financial Statements. The audited consolidated balance sheet and income
         ---------------------
statement of the Company as of December 31, 2003 and accompanying schedules and notes, (the "Financial Statements"-- as set forth in Schedule F attached hereto) shall be complete and accurate and fairly present the assets and liabilities of the Purchaser as of the dates and for the periods therein specified.

     (i)  Liabilities.  Schedule  G  contains  a  detailed  list  of  all of the
          -----------
Purchaser's liabilities, including the name of creditor and the amount owed to that creditor.

     (j) Absence of Undisclosed Liabilities. Except as included in the Financial
         -----------------------------------
Statements and except for liabilities which arise after the date of the Financial Statements in the ordinary course of business, to the best of Purchaser's knowledge, the Purchaser does not have any material debt, liability, or obligation as of the Closing Date of any nature, accrued, absolute or contingent, due or to become due, liquidated or unliquidated (each, "Undisclosed Liability"). For purposes of this subsection 3.01(1), a liability shall be deemed to be material if it exceeds 5% of the Purchaser's assets as shown on the balance sheet.

     (k)  Litigation.  Other than those  listed on  Schedule H attached  hereto,
          ----------
which includes an estimate of the financial exposure presented by such litigation to the Purchaser, no claim, action, suit or other proceeding against the Purchaser is pending, or to the knowledge of Purchaser, is threatened before or by any court, administrative or regulatory body, or other Governmental Authority. The Purchaser know of no investigation of the Company by any administrative agency of any federal, state or local government. No judgment, order, writ, injunction, decree or award issued by any Governmental Authority is applicable to the Company.

     (l) Officer and Directors.  Schedule I contains a complete and correct list
         ---------------------
of all of the officers and directors of the Purchaser.

                                  ARTICLE IV.

                              CONDITIONS TO CLOSING

     Section 4.01 Conditions to Purchaser's  Obligations.  The obligation of the
                  --------------------------------------
Purchaser to purchase the Shares at the Closing is subject to the fulfillment on or prior to the Closing Date of the following conditions:

     (a) Representations and Warranties Correct; Performance of Obligations. The
         -------------------------------------------------------------------
representations and warranties made by the Sellers in Article II hereof shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of the Closing Date. The Sellers shall have performed in all material respects all obligations and conditions herein required to be performed or observed by them on or prior to the Closing Date.

     (b)  Qualifications.  All actions and steps necessary to assure  compliance
          --------------
with applicable federal and state securities laws shall have been duly obtained and shall be effective on and as of the Closing, except for such filings as are required or permitted by state or federal securities laws subsequent to the Closing.

     (c) Dividends.  The Company shall not have declared or paid any dividend or
         ---------
otherwise  changed  its  capitalization  between the date hereof and the Closing
Date.

     (d) Financial  Statements.  Purchaser  shall have received and approved the
         ---------------------
Financial Statements of the Company for the period ended December 31, 2002.

     Section  4.02  Conditions  to  Obligations  of the  Sellers.  The  Sellers'
                    --------------------------------------------
obligation to sell the Shares at the Closing is subject to the fulfillment on or prior to the Closing Date of the following conditions:

     (a) Representations and Warranties Correct; Performance of Obligations. The
         -------------------------------------------------------------------
representations and warranties of the Purchaser in Article III hereof shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of the Closing Date, and the Purchaser shall have performed in all material respects all obligations and conditions herein required to be performed by it on or prior to the Closing Date.

     (b)  Incumbency  Certificate  of the  Purchaser.  The  Sellers  shall  have
          ------------------------------------------
received a  certificate  of the  Purchaser  in its  capacity as Secretary of the

Purchaser, certifying the names and signatures of officers of the Purchaser authorized to sign this Agreement and the other documents to be delivered hereunder on behalf of the Purchaser.

     (c) Audited Financial Statements.  Sellers shall have received and approved
         ----------------------------
the Financial Statements of the Purchaser for the period ended December 31, 2002.


                                   ARTICLE V.

                               CLOSING DELIVERIES



     Section 5.01 Sellers' Deliveries.  At the Closing, in addition to any other
                  -------------------
documents or agreements required under this Agreement, the Sellers shall deliver or cause to be delivered to the Purchaser the following:

     (a) Stock certificates evidencing the Shares duly endorsed in blank, or accompanied by stock powers duly executed in blank, in a form reasonably satisfactory to the Purchaser.

     (b) Copies of all consents and approvals obtained, and all registrations, qualifications, declarations, filings and notices made, by the Sellers pursuant to Section 4.01(b) hereof.

     (c) Such other documents, assignments, instruments of conveyance and certificates as reasonably may be required by the Purchaser to consummate this Agreement and the transactions contemplated hereby.

     Section 5.02  Purchaser's  Deliveries.  At the Closing,  in addition to any
                   -----------------------
other documents or agreements required under this Agreement, the Purchaser shall deliver or cause to be delivered to the Sellers, the following:

     (a) Stock certificates and Preferred Stock Agreements in accordance with the instructions of the Sellers.

     (b) Resignation letter from each officer of the Purchaser.

     (c) Such other documents, assignments, instruments of conveyance and certificates as reasonably may be required by the Sellers to consummate this Agreement and the transactions contemplated hereby.

                                  ARTICLE VI.


                  SURVIVAL OF REPRESENTATIONS; INDEMNIFICATION

     Section  6.01  Survival  of   Representations.   The  parties  agree  that,
                    -------------------------------
notwithstanding any right or ability of the Purchaser fully to investigate the affairs of the Company, any knowledge of facts determinable by the Purchaser pursuant to such investigations or right of or ability to investigate, the Purchaser has the right to rely fully upon the representations, warranties, covenants and agreements of the Sellers contained in this Agreement and on the accuracy of any schedule, exhibit, document or certificate annexed hereto. All representations and warranties of the parties contained herein shall survive the Closing until the expiration of the time periods set forth in Section 6.04.

     Section 6.02  Indemnification by the Sellers.
                   ------------------------------

     (a) Subject to the provisions of this Article VI, each Seller shall indemnify and hold harmless the Company, the Purchaser and their affiliates and the officers, partners, directors, employees, agents, owners, successors and assigns thereof from such Seller's Allocable Portion of any loss, damage, liability or expense, including, without limitation, reasonable expenses of investigation and reasonable attorneys' fees and expenses incurred in connection with any action, suit or proceeding against any thereof ("Adverse Consequence") incurred or suffered by such party and arising out of or resulting from (i) any material breach of any representation or warranty contained in Article II of this Agreement, (ii) any material breach of any covenant made by Sellers hereunder, or (iii) any lawsuit or other proceeding or claim brought by any third party after the Closing against the Company, the Purchaser, or any of their respective officers, partners, directors, employees, agents, owners, successors and assigns with respect to any acts or omissions of the Company prior to the Closing. For purposes of this Section 6.02(a), the term "material" means a breach which would have a material adverse effect on the Company's business, taken as a whole. The term "Allocable Portion" with respect to a Seller means the number of Shares owned by such Seller divided by the number of Shares owned by all Sellers.

     Section 6.03 Indemnification by the Purchaser.
                  --------------------------------

     (a) Subject to the provisions of this Article VI, the Purchaser shall indemnify and hold harmless the Sellers, their affiliates and the officers, partners, directors, employees, agents, owners, successors and assigns thereof any loss, damage, liability or expense, including, without limitation, reasonable expenses of investigation and reasonable attorneys' fees and expenses incurred in connection with any action, suit or proceeding against any thereof ("Adverse Consequence") incurred or suffered by such party and arising out of or resulting from (i) any material breach of any representation or warranty contained in Article III of this Agreement, (ii) any material breach of any covenant made by Purchasers hereunder, or (iii) any lawsuit or other proceeding or claim brought by any third party after the Closing against the Officers,

Directors, Sellers, or any of their respective officers, partners, directors, employees, agents, owners, successors and assigns with respect to any acts or omissions of the Purchaser prior to the Closing.

     (b) Further, should the liabilities of the Purchaser, or the litigation against the Purchaser, result in the actual liabilities, settlements, obligations, compensation, amounts due, or payments related thereto exceeding those stated or estimated herein, the Purchaser will issue to the Sellers, on a pro rata basis, additional shares of Stock in a value equivalent to the amount by which the liabilities and litigation were understated, divided by the average closing price of the Purchaser's common stock during the 20 trading days prior to such transfer.

     (c) If, within the first ninety days following the date of this Agreement, it is determined that the combined liabilities of the Purchaser and obligations due under litigation exceed the amount disclosed herein by in excess of fifty percent (50%), the Sellers may, at their option, rescind this transaction.

     Section  6.04 Notice  Claim.  Purchaser,  on the one hand,  and each of the
                   -------------
Sellers, on the other hand, shall promptly notify the other of any claim, suit or demand of which the notifying party has actual knowledge which entitles it to indemnification under this Article VI, provided, however, that the delay or
                                          ------------------
failure of any party required to provide such notification shall not affect the liability of the indemnifying party hereunder except to the extent the indemnifying party is harmed by such delay or failure.

     Section 6.05 Defense.  If the liability or claim for which  indemnification
                  -------
under this Article VI is sought is asserted by a third party, the indemnifying party shall have, at its election, the right to defend any such matter at its sole cost and expense through counsel chosen by it and reasonably acceptable to the indemnified party (provided that the indemnifying party shall have no such right if it is contesting its liability under this Article VI). If the indemnifying party so undertakes to defend, the indemnifying party shall promptly notify the indemnified party hereto of its intention to do so. The indemnifying party shall not, without the indemnified party's written consent, settle or compromise any claim or consent to an entry of judgment which does not include as an unconditional term thereof a release of the indemnified party.

     Section 6.06  Cooperation and Conflicts.  Each party agrees in all cases to
                   -------------------------
cooperate with the indemnifying party and its counsel in the defense of any such liabilities or claims. The indemnifying party and the indemnified party or parties may be represented by the same counsel unless such representation would be inappropriate due to conflicts of interest between them. In addition, the indemnified party or parties shall at all times be entitled to monitor and participate in such defense through the appointment of counsel of its or their own choosing, at its or their own cost and expense.

                                  ARTICLE VII.


                                  MISCELLANEOUS

     Section 7.01 Waiver.  Any extension or waiver with respect to any agreement
                  ------
or condition contained herein or the breach thereof shall be valid only if set forth in a separate instrument in writing signed by the party to be bound thereby. Any waiver of any term or condition shall not be construed as a waiver of any subsequent breach or a subsequent waiver of the same term or condition, or a waiver of any other term or condition, of this Agreement. The failure of any party to assert any of its rights hereunder shall not constitute a waiver of any such rights.

     Section 7.02 Further  Assurances.  The Sellers jointly and severally agree,
                  -------------------
without further consideration, to execute and deliver following the Closing such other instruments of transfer and take such other action as the Purchaser may reasonably request in order to put the Purchaser in possession of, and to vest in the Purchaser, good and valid title to the Shares free and clear of any Encumbrances in accordance with this Agreement and to otherwise consummate the transactions contemplated by this Agreement.

     Section 7.03 Entire  Agreement;  Amendment.  This  Agreement  and the other
                  -----------------------------
documents delivered pursuant hereto constitute the full and entire understanding and agreement among the parties hereto with regard to the subject matter hereof and thereof and supersede all prior and contemporaneous agreements and understandings, oral or written, among the parties hereto with respect to such subject matter. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived only with the written consent of the parties hereto.

     Section 7.04 Severability. If any term or other provision of this Agreement
                  -------------
is invalid, illegal or incapable of being enforced by any law, rule or regulation or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

     Section 7.05 Notices, etc. All notices and other communications required or
                  ------------
permitted hereunder shall be in writing and shall be delivered personally, mailed by first-class mail, postage prepaid, or sent by reputable overnight courier service addressed (a) if to the Purchaser, at the address set forth on
Section 1.02 hereto or at such other address as such Purchaser shall have furnished to the Sellers by 10 days' notice in writing, with a copy to (b) if to any Sellers, at the addresses set forth on Exhibit A hereto, or such other address as such Sellers shall have furnished to the Purchaser by 10 days' notice in writing.

     Section  7.06  Expenses.  All  costs  and  expenses,   including,   without
                    --------
limitation, fees and disbursements of counsel, financial advisors and accountants, incurred in connection with the negotiation, preparation, execution and delivery of this Agreement and consummation of the transactions contemplated hereby shall be paid by the party incurring such costs and expenses; however, the Company shall pay, at the Closing, the legal fees and disbursements of legal counsel to the Sellers and the Purchaser shall pay for the audit of the Company.

     Section 7.07 Governing Law; Jurisdiction.  This Agreement shall be governed
                  ---------------------------
in all respects by the laws of the State of California without application of principles of conflicts of laws. Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement may be brought against any of the parties in any state or federal court located in the State of California, County of Los Angeles, and each of the parties consents to the jurisdiction of such courts in any such action or proceeding and waives any objection to venue laid therein. Process in any action or proceeding referred to in the preceding sentence may be served on any party anywhere in the world.

     Section 7.08 Benefit of Agreement;  Assignment.  This  Agreement will apply
                  ----------------------------------
to, be binding in all respects upon, and inure to the benefit of the successors and permitted assigns of the parties. This Agreement may not be assigned by operation of law or otherwise by the Purchaser without the express written consent of the Sellers (which consent may be granted or withheld in the sole discretion of the Sellers). Notwithstanding the foregoing, this Agreement and the rights hereunder may be (i) assigned as collateral security to any lender of funds to the Company, and (ii) assigned by the Purchaser after the Closing to the beneficial owners of the Purchaser or to any subsequent purchaser or other holder of all or a portion of the Shares, provided that in no event shall the Purchaser be relieved from its obligations hereunder in connection with any such assignment.

     Section 7.09 WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY WAIVES
                  --------------------
TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY OR AGAINST IT ON ANY MATTERS WHATSOEVER, IN CONTRACT OR IN TORT, ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS AGREEMENT.

     Section  7.10  Titles and  Subtitles.  The titles of the  Sections  of this
                    ---------------------
Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

     Section 7.11 Counterparts.  This Agreement may be executed in any number of
                  ------------
counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

     Section 7.12 Representation Disclaimer. Sellers shall not be deemed to have
                  -------------------------
made to Purchaser any representation or warranty other than as expressly made by Sellers in Article II hereof. Without limiting the generality of the foregoing, and notwithstanding any otherwise express representations and warranties made by Sellers in Article II hereof, Seller makes no representation or warranty to Purchaser with respect to:

         (a) any projections, estimates or budgets heretofore delivered to or made available to Purchaser of future revenues, expenses or expenditures or future results of operations; or

         (b) except as expressly covered by a representation and warranty contained in Article II hereof, any other information or documents (financial or otherwise) made available to Purchaser or its counsel, accountants or advisers with respect to the Company.

     Section 7.13  Purchaser's  Due Diligence  Investigation.  Purchaser has had
                   -----------------------------------------
over 60 days (such period, "Purchaser's Due Diligence Period") in which to conduct its confirmatory due diligence. During such Purchaser's Due Diligence Period, Purchaser and its accountants, consultants, and advisers have been permitted to review the premises, facilities, books and records and contracts of the Company, and to conduct interviews with the Company's senior management regarding the business, operations, financial condition and results of operations of the Company, for the purpose of confirming the accuracy of the representations and warranties of Sellers contained herein. Purchaser had the right, at any time during the Purchaser's Due Diligence Period, at Purchaser's sole discretion and without any liability or obligation, to terminate all negotiations with the Sellers, except for the Purchaser's obligation to pay for an audit of the Company.

     Section 7.14 Sellers' Due Diligence Investigation. Sellers have had over 60
                  -------------------------------------
days (such period, "Sellers' Due Diligence Period") in which to conduct its confirmatory due diligence. During such Sellers' due diligence period, Sellers and their accountants, consultants, and advisers were permitted to review the premises, facilities, books and records and contracts of the Purchaser, and to conduct interviews with the Purchaser's senior management regarding the business, operations, financial condition and results of operations of the Company, for the purpose of confirming the accuracy of the representations and warranties of Purchaser contained herein. Sellers had the right, at any time during the Sellers' Due Diligence Period, at Sellers' sole discretion and without any liability or obligation, to terminate all negotiations with the Purchaser.

     Section 7.15 Press Releases and Public Announcements.  No party shall issue
                  ---------------------------------------
any press release or make any public announcement relating to the subject matter of this Agreement prior to the Closing without the prior approval of the Purchaser and the Sellers; provided, however, that any party may make any public disclosure it believes in good faith is required by applicable law or any listing or trading agreement concerning its publicly-traded securities (in which case the disclosing party will use its efforts to advise the other parties prior to making the disclosure).

     Section  7.16 Rule 144.  The  Parties  agree  that the  Common  Stock,  the
                   --------
Preferred Stock and the Shares are restricted securities as defined by Securities and Exchange Commission Rule 144.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year set forth in the heading hereof.

                           Thaon Communications, Inc.



                           By:/s/ Adam Anthony, President
                              ----------------------------
                               Adam Anthony, President


                           Practice Xpert Service Corp.



                          By:
                              ----------------------------





                              /s/Jonathan Doctor
                              ----------------------------
                              Jonathan Doctor, Shareholder

                              /s/ Monica Dedovich
                              ----------------------------
                              Monica Dedovich, Shareholder

                              /s/Zima Hartz
                              ----------------------------
                              Zima Hartz, Shareholder

                              /s/ Michael Manahan
                              ----------------------------
                              Michael Manahan, Shareholder

                                    SCHEDULES


A.       List of Sellers
B.       Distribution of Stock and Preferred Stock to Sellers
C.       Financial Statements of Practice Xpert Services Corp.
D.       Officers and Directors of Practice Xper Services Corp.
E.       Capital Structure of Thaon Communications, Inc.
F.       Financial Statements of Thaon Communications, Inc.
G.       List of Liabilities of Thaon Communications, Inc.
H.       List of Thaon Communcations, Inc. Litigation
I.       Officers and Directors of Thaon Communications, Inc.

                          SCHEDULE A - LIST OF SELLERS



Monica Dedovich
Jonathan Doctor
Zima Hartz
Michael Manahan

                  SCHEDULE B - DISTRIBUTION OF STOCK TO SELLERS




      Name             Shares of PXSC       Common Shares       Preferred Shares
                                               of Thaon             of Thaon
  ---------------      --------------       --------------      ----------------
  Monica Dedovich           1,062,500           36,373,818              437,448

  Jonathan Doctor           1,303,125           44,611,418              536,517

    Zima Hartz              1,303,125           44,611,418              536,517

  Michael Manahan            812,500            27,815,272              334,519

                                   SCHEDULE C

                      FINANCIAL STATEMENTS OF PRACTICEXPERT



                       PRACTICEXPERT SERVICES CORPORATION
                           CONSOLIDATED BALANCE SHEET
                             AS OF DECEMBER 31, 2002
                                    Unaudited

CURRENT ASSETS:

Cash                                                               9,774
Restricted Cash                                                  182,362
Accounts Receivable                                                6,399
Prepaid Expenses                                                  22,478

                                                         ----------------
Total Current Assets                                             221,013
                                                         ----------------

PROPERTY & Equipment:
Furniture & Office Equipment                                     578,382
Accum Depreciation - Furniture & Office Equip                   (489,874)
PXSC Software                                                    191,326
Accum Depreciation - Software                                    (18,417)
                                                         ----------------
Total Property & Equipment                                       261,417
                                                         ----------------

OTHER ASSETS:

Goodwill                                                       2,394,647
Patents & Trademarks                                               2,500
Deposits                                                           7,235
Cash Value Life Insurance                                          8,263
Organization Costs                                                30,147
                                                         ----------------
Total Other Assets                                             2,442,792
                                                         ----------------

                                                         ----------------
TOTAL ASSETS                                                   2,925,222
                                                         ================


CURRENT LIABILITIES:

Accounts Payable                                                  62,384
Bank Loan Payable                                                245,476
Curent Portion - LT Notes                                        220,435
Accrued Liabilities                                               94,036
                                                         ----------------
Total Current Liabilities                                        622,331
                                                         ----------------

LONG TERM LIABILITIES:

Long Term Notes Payable                                          372,722

                                                         ----------------
Total Liabilities                                                995,053
                                                         ----------------

EQUITY:
Preferred Stock                                                  950,000
Paid in Capital                                                1,074,286
Retained Earnings                                                (94,117)
                                                         ----------------
Total Equity                                                   1,930,169
                                                         ----------------

                                                         ----------------
TOTAL EQUITY AND LIABILITIES                                   2,925,222
                                                         ================

                       PRACTICEXPERT SERVICES CORPORATION
                                INCOME STATEMENT
                  FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2002
                                    Unaudited



Revenue                                                     2,689,250

Expenses

  Employee Related Expenses                                 1,869,184
  Computers, Office Equip & Supplies                          260,155
  Rent/Occupancy Costs                                        164,772
  Communications                                              137,184
  Finance/Interest                                            101,966
  Marketing/Bus. Dev./Travel                                   87,740
  Depreciation                                                 72,360
  Legal/Professional/Knowledge                                105,261

                                                    ------------------
Total Expenses                                              2,731,122
                                                    ------------------

                                                    ------------------
Net Income                                                    (41,872)
                                                    ==================

                                   SCHEDULE D

                     OFFICERS AND DIRECTORS OF PRACTICEXPERT



OFFICERS

Jonathan Doctor - Chief Executive Officer
Zima Hartz - Secretary
Michael Manahan - Chief Financial Officer

DIRECTORS

Jonathan Doctor
Monica Dedovich
Zima Hartz
Michael Manahan
Joseph Simone

                                   Schedule E

                    Capital Structure of Thaon Communications



           COMMON STOCK               NUMBER               CONVERSION RIGHTS             VOTING RIGHTS
       -----------------------   ----------------    ----------------------------    ---------------------

                   Authorized       200,000,000                  N/A                   1 vote per share

                  Outstanding                                    N/A                   1 vote per share



       PREFERRED STOCK                NUMBER              CONVERSION RIGHTS              VOTING RIGHTS
       -----------------------   ----------------    ----------------------------    ---------------------


                   Authorized        50,000,000

         Series A Outstanding           500,000       95% of market, 6,000,000 cap       1 vote per share

         Series B Outstanding           450,697       10 common for each Pref B          As If Converted

         Series C Outstanding                 0       15 common for each Pref C          As If Converted

         Series D Outstanding         2,100,000       95% of market, no cap              25 Votes per share

         Series E Outstanding           120,000        2 common for each Pref E           1 vote per share

         Series F Outstanding            63,000       10 common for each Pref F          As If Converted



                                   SCHEDULE F

                  FINANCIAL STATEMENTS FOR THAON COMMUNICATIONS


           SEE FINANCIAL STATEMENTS AS FILED IN THAON COMMUNICATIONS
                           10KSB FOR YEAR ENDED 2002

                                   Schedule G

                List Of Liabilities for Thaon Communications, Inc


                Vendor/Payee                     Amount
         --------------------------           -----------

         1st Global Stock Transfer              5,212.00
         ADP Investor Services                  9,168.29
         Advanta Bank Corp.                     6,712.03
         Airborne                                 195.99
         Adam Anthony                           1,210.06
         Arizona Litho                           1119.00
         Complex Floor Covering                 1,500.00
         CT Corporation                           204.00
         Davis & Associates                    14,680.09
         Depository Trust Co.                   6,420.00
         Donner Corp                            2,500.00
         Franchise Tax Board                      774.47
         Global Crossing                          154.35
         Robert Haukoos                         3,601.50
         EdgarEyes, LLC                           254.00
         Hylton Consultancy                     8,565.00
         Innovative Concepts                    1,127.25
         Jones & Cannon                           297.00
         Jordan Richards                         1062.77
         Merrill Communications                   218.00
         National Financial Comm.               1,190.08
         Olympic Town, LLC                     72,326.00
         Oswald & Yap                           4,401.44
         Pacific Bell                             216.48
         PR Newswire                            7,180.00
         Staples                                  506.25
         TCAST Communications                     154.07
         Shawna Thomson                           135.00
         Unishippers                              314.40
         Urtnowski & Zaharoni                   2,917.50
         Wantelligent Comm Svs                  2,750.00
         Woltjen Law Firm                      61,628.87

         Accrued Payroll:  A Anthony           21,533.08
         Note Payable:  A Anthony              19,500.00

                                   Schedule H

                List Of Litigation for Thaon Communications, Inc.





1.) Woltjen Law Firm vs. Thaon Communications, Adam Anthony, Doug Mondo, David Nelson, Robert McNeill and Steve Aquavia: Past Due Legal Fees

2.)      Olympic Town, LLC vs Thaon Communications: Past Due Rent

                                   Schedule I

          List of Officers and Directors for Thaon Communications, Inc.



OFFICERS

President/CEO              Adam Anthony
CFO/Secretary/Treasurer    Jeanene Morgan


DIRECTORS

Chairman          Adam Anthony
Director          Steve Aquavia
Director          David Nelson